UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2020 (May 19, 2020)

KemPharm, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Celebration Boulevard, Suite 103, Celebration, FL		34747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (321) 939-3416

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMPH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 3.01          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 19, 2020, KemPharm, Inc., or the Company, received a letter from the Hearings Panel of The Nasdaq Stock Market, LLC, or Nasdaq, notifying the Company that since it was unable to regain compliance with the $35 million minimum market value of listed securities requirement for continued listing on The Nasdaq Capital Market by May 13, 2020, the Hearings Panel has determined to delist the Company’s shares from Nasdaq, and will suspend trading in the Company’s shares effective at the open of business on May 21, 2020. Nasdaq will complete the delisting by filing a Form 25 Notification of Delisting with the U.S. Securities and Exchange Commission after all applicable appeal periods have lapsed.

The Company has submitted, and OTC Markets has accepted, the Company's application for trading of its common shares on the OTC Markets Venture Market, or the OTCQB, and expects that its common stock will begin trading on the OTCQB under the Company's current ticker symbol “KMPH” on May 21, 2020.

The Company will continue to remain a reporting company under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Trading on the OTCQB could impair the liquidity and market price of the Company’s common stock. In addition, the delisting of the Company’s common stock from a national exchange could have a material adverse effect on the Company's ability to access the capital markets, and any limitation on market liquidity or reduction in the price of the Company's common stock as a result of delisting could adversely impact the Company’s ability to raise capital on terms acceptable to the Company, or at all.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KemPharm, Inc.

Date: May 20, 2020	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer